UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2018

Date of Report

(Date of Earliest Event Reported)

VERONI BRANDS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-55735	81-4664596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650 Forest Edge Drive

Vernon Hills, Illinois 60061

(Address of principal executive offices) (zip code)

847-505-4089

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

On January 30, 2018, Veroni Brands Corp., a Delaware corporation (the “Company” or “Veroni”), entered into a distribution agreement, filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference (the “Distribution Agreement”), with FoodCare Sp. z o,o., a company organized under the laws of the Poland (“FoodCare”). Under the terms of the Distribution Agreement, the Company shall become the exclusive distributor of FoodCare’s products in the United States, Puerto Rico and the U.S. Virgin Islands (the “U.S. market”). The term of the Distribution Agreement is for a period of 10 years during which Veroni will have the exclusive right to distribute FoodCare products within the U.S. market, so long as Veroni purchases the required quantity of product from FoodCare. The Distribution Agreement is terminable upon (1) mutual consent of the parties, (2) 180 days written notice or (3) immediately in the event of notice of an uncured breach in the terms of the Distribution Agreement.

FoodCare Sp. z o.o., a company organized under the laws of the Poland, is a manufacturer and supplier of desserts, cereals, energy drinks and other beverage products. Notably, FoodCare manufactures the “Iron Energy” drink, a product sponsored by celebrity boxer Mike Tyson.

“IRON ENERGY”

ITEM 5.06 Change in Shell Company Status

In connection with the Company’s entry into the Distribution Agreement as reported in Item 1.01 (which is incorporated by reference), the Company has commenced operations and has ceased to be a “shell company,” as that term is defined in Rule 12b-2 of the Securities Exchange Act.

ITEM 9.01 Financial Statements and Exhibits

Regulation S-K Number	Document
10.1	Contract between FoodCare Sp. z o.o. and Veroni Brands Corp. dated January 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERONI BRANDS CORP.

February 1, 2018	By:	/s/ Igor Gabal
Igor Gabal
Chief Executive Officer

EXHIBIT INDEX

Regulation S-K Number	Document
10.1	Contract between FoodCare Sp. z o.o. and Veroni Brands Corp. dated January 30, 2018